This is filed pursuant to Rule 497(e).
File Nos. 002-17531 and 811-01018

SUPPLEMENT DATED SEPTEMBER 25, 2006
TO DREYFUS FOUNDERS FUNDS, INC.
CLASS F PROSPECTUS DATED MAY 1, 2006
(as previously supplemented)

Effective as of the close of business on September 22, 2006, Dreyfus Founders Government Securities Fund (“Government Securities Fund”) completed a Plan of Reorganization into Dreyfus U.S. Treasury Intermediate Term Fund, and Dreyfus Founders Money Market Fund (“Money Market Fund”) completed a Plan of Reorganization into Dreyfus Liquid Assets, Inc. (“DLA”). As a result of the completion of these reorganizations, the Government Securities Fund and Money Market Fund have ceased to exist. Accordingly, the Government Securities Fund and Money Market Fund are no longer being offered for sale to investors.

The remaining Dreyfus Founders Funds have established an exchange privilege with DLA, which is a money market fund managed by Founders’ affiliate, The Dreyfus Corporation. This privilege allows Class F shareholders of the Dreyfus Founders equity Funds to exchange their shares for Class 1 shares of DLA, and for such exchanging shareholders, as well as DLA shareholders who are former shareholders of Money Market Fund, to exchange their Class 1 DLA shares for the Class F shares of the Dreyfus Founders equity Funds, subject to the terms of the Class F Prospectus. Exchanges between the Dreyfus Founders Funds and DLA may be completed using any of the methods described on page 31 of the Prospectus. Investors may obtain a free copy of DLA’s prospectus by calling 1-800-525-2440.